CBA MONEY FUND

                   Supplement dated November 14, 2000 to the
            Statement of Additional Information dated June 1, 2000

         The section headed "Trustees and Officers" beginning on page 7 is amended to include the following individual, who is primarily responsible for the day-to-day management of the Fund's portfolio:

         Richard J. Mejzak (31) - Vice President and Portfolio Manager (1)(2) - Vice President of Merrill Lynch Investment Managers, L.P. (formerly MLAM) since 1995.

         In addition, Robert Sabatino is no longer the portfolio manager or an officer of the Fund.